Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock,
Par Value $0.001 Per Share
of
Blackbaud, Inc.
Pursuant to the Offer to Purchase Dated June 3, 2005
THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, JULY 1, 2005, UNLESS THE TENDER OFFER IS EXTENDED.
The Depositary for the tender offer is:
WACHOVIA BANK, N.A.

By mail or overnight delivery:	By hand delivery:	By facsimile transmission (for eligible institutions only):
Wachovia Bank, N.A. Corporate Actions — NC1153 1525 West W.T. Harris Blvd., 3C3 Charlotte, NC 28262-8522	Wachovia Bank, N.A. Corporate Actions — NC1153 1525 West W.T. Harris Blvd., 3C3 Charlotte, NC 28262-8522	(704) 590-7628 For confirmation call: (704) 590-7623
The Information Agent for the tender offer is:
1275 Valley Brook Avenue
Lyndhurst, New Jersey 07071
Banks and Brokers Call: (201) 460-1200
All Others Call Toll Free: (800) 548-5210

List below each certificate number, the number of shares represented by each certificate and the number of such shares tendered. If the space provided below is inadequate, list such information on a separately executed and signed schedule and affix the schedule to this Letter of Transmittal. The names and addresses of the holders should be printed, if not already printed below, exactly as they appear on the certificates representing the shares tendered hereby. The shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)

Name(s) and Address(es) of Registered Holder(s)
(Please Fill in Exactly as Name(s)	Certificate(s) Tendered
Appear on Certificate(s))	(Attach Additional Signed List, if Necessary)

		Number of Shares	Number of
	Certificate	Represented By	Shares
	Number(s)*	Certificate(s)*	Tendered**

Total Shares Tendered*

Indicate the order (by certificate number) in which shares are to be purchased in the event of proration*** (attach additional signed list if necessary):
1st 2nd 3rd 4th 5th 6th

☐	CHECK HERE IF ANY CERTIFICATES REPRESENTING SHARES TENDERED HEREBY HAVE BEEN LOST, STOLEN, DESTROYED OR MUTILATED. YOU MUST COMPLETE AN AFFIDAVIT OF LOSS AND RETURN IT WITH YOUR LETTER OF TRANSMITTAL. PLEASE CALL WACHOVIA BANK, N.A. AT (800) 829-8432, TO OBTAIN AN AFFIDAVIT OF LOSS AND FOR FURTHER INSTRUCTIONS. SEE INSTRUCTION 14.

*	Need not be completed if shares are delivered by book-entry transfer.

**	If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

***	If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 8.
All questions regarding the tender offer should be directed to The Altman Group Inc. (“The Altman Group”), the Information Agent, or to J.P. Morgan Securities Inc. (“JPMorgan”), the Dealer Manager, at their respective addresses and telephone numbers set forth on the back cover page of the Offer to Purchase.
This Letter of Transmittal, including the accompanying instructions, and the Offer to Purchase should be read carefully before you complete this Letter of Transmittal.
Delivery of this Letter of Transmittal to an address other than one of those shown above for the Depositary does not constitute a valid delivery. Deliveries to Blackbaud, Inc., the Dealer Manager of the tender offer or the Information Agent of the tender offer will not be forwarded to the Depositary and therefore will not constitute valid delivery to the Depositary. Deliveries to the book-entry transfer facility will not constitute valid delivery to the Depositary.

      This Letter of Transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, or any other “qualified” registered securities depository, referred to as the “book-entry transfer facility,” under Section 3 of the Offer to Purchase.
      Stockholders who desire to tender shares under the tender offer and who cannot deliver the certificates for their shares or who are unable to comply with the procedures for book-entry transfer before the “expiration date” (as defined in Section 1 of the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the Depositary before the expiration date, may tender their shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Depositary.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

Account Number:

To Wachovia Bank, N.A.:
      The undersigned hereby tenders to Blackbaud, Inc., a Delaware corporation (“Blackbaud”), the above-described shares of Blackbaud common stock, par value $0.001 per share, at the purchase price of $14.50 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 3, 2005, of Blackbaud, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer.
      Subject to and effective upon acceptance for payment of the shares tendered hereby in accordance with the terms of the tender offer, including, if the tender offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of Blackbaud all right, title and interest in and to all shares tendered hereby and orders the registration of such shares tendered by book-entry transfer that are purchased under the tender offer to or upon the order of Blackbaud and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the Depositary also acts as the agent of Blackbaud, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

(a) deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Blackbaud, upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to such shares;

(b) present certificates for such shares for cancellation and transfer on the books of Blackbaud; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the tender offer.
The undersigned hereby covenants, represents and warrants to Blackbaud that:

(a) the undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the tender offer, including the undersigned’s representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

(b) when and to the extent Blackbaud accepts the shares for purchase, Blackbaud will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

(c) on request, the undersigned will execute and deliver any additional documents the Depositary or Blackbaud deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby.
      The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing the shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.
      The undersigned understands that all shares properly tendered and not properly withdrawn will be purchased at the purchase price of $14.50 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer, including its proration and conditional tender provisions, and that Blackbaud will return at its expense all other shares, including shares not purchased because of proration or conditional tender, promptly following the expiration date.
      The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Blackbaud may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that Blackbaud has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Blackbaud purchases none of the shares represented by such certificate or tendered by such book-entry transfer.
      The undersigned understands that acceptance of shares by Blackbaud for payment will constitute a binding agreement between the undersigned and Blackbaud upon the terms and subject to the conditions of the tender offer.
      The check for the aggregate net purchase price for such of the tendered shares as are purchased by Blackbaud will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the “Special Payment Instructions” or the “Special Delivery Instructions” boxes below.
      All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

CONDITIONAL TENDER
[Optional]
(See Instruction 5)
      A tendering stockholder may condition his or her tender of shares upon Blackbaud purchasing a specified minimum number of such shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least that minimum number of shares indicated below is purchased by Blackbaud pursuant to the terms of the tender offer, none of the shares tendered by such tendering stockholder will be purchased. It is the tendering stockholder’s responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and each stockholder is urged to consult his or her broker or other financial and tax advisors. Unless the box below has been checked and a minimum number of shares has been specified, the tender will be deemed unconditional.

☐	The minimum number of shares tendered hereby that must be purchased, if any are purchased, is: _______________________ shares.
      If, because of proration, such minimum number of shares tendered hereby will not be purchased, Blackbaud may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares and checked this box:

☐	The tendered shares represent all shares held by the undersigned, and the undersigned wishes such shares to be eligible for purchase by random lot.

SPECIAL PAYMENT INSTRUCTIONS
[Optional]
(See Instructions 1, 4, 6, 7 and 9)
          To be completed only if the check for the purchase price of shares purchased is to be issued in the name of someone other than the undersigned.
Issue check to:
Name:

(Please Print)
Address:

(Including Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)
SPECIAL DELIVERY INSTRUCTIONS
[Optional]
(See Instructions 1, 4, 6 and 9)
          To be completed only if certificates for any shares not tendered or not accepted for payment and/or the check for the purchase price of any Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of the Shares Tendered.”
Name:

(Please Print)
Address:

(Including Zip Code)

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING
STOCKHOLDER(S) SIGN HERE
(See Instructions 1 and 6)
(Please Complete Substitute Form W-9 Included Herewith)
Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 6.

(Signature(s))
Dated: ______________________________ , 2005
Name(s):

(Please Print)
Capacity (Full Title):

Address:

(Include Zip Code)
(Area Code) Telephone Number:

Tax Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(If required, see Instructions 1 and 6)

Authorized Signature

Name(s)

Title

Name of Firm

Address

(Area Code) Telephone Number
Dated: ______________________________ , 2005

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS OF THE TENDER OFFER
OF
BLACKBAUD, INC.
      1. Guarantee of Signatures. No signature guarantee is required if either:

(a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” above; or

(b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, each such entity, referred to as an “eligible guarantor institution.”
      In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 6.
      2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the Depositary’s account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an agent’s message (as defined below), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary before the expiration date.
      The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that Blackbaud may enforce such agreement against such participant.
      Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the expiration date, or whose shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an agent’s message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.
      The Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the Depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the expiration date.
      The method of delivery of all documents, including certificates for shares, is at the option and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure delivery.

      Blackbaud will not accept any alternative or contingent or (except as specified in Instruction 5 below) conditional tenders, nor will it purchase any fractional shares. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.
      3. Inadequate Space. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, the certificate numbers, the number of shares represented by each certificate and the number of shares tendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.
      4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled “Number of Shares Tendered.” In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s) promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.
      5. Conditional Tender. As described in Section 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased.
      To make a conditional tender a stockholder must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, a stockholder must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.
      As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether Blackbaud accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, such minimum number of shares tendered hereby will not be purchased, Blackbaud may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, a stockholder must have tendered all of his or her shares and checked the box so indicating. Upon selection by random lot, if any, Blackbaud will limit its purchase in each case to the designated minimum number of shares.
      All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.
      6. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) If the shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

(c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

(d) When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on such certificate(s) must be guaranteed by an eligible guarantor institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an eligible guarantor institution. See Instruction 1.

(e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the Depositary that is satisfactory to Blackbaud of their authority to so act.

      7. Stock Transfer Taxes. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Blackbaud will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however:

(a) payment of the purchase price is to be made to any person other than the registered holder(s); or

(b) tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal;
then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account thereof, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.
      8. Order of Purchase in Event of Proration. Stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification and the amount of any gain or loss on the shares purchased. See Section 14 of the Offer to Purchase.
      9. Special Payment and Delivery Instructions. If check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such check(s) are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 6.
      10. Irregularities. All questions as to the number of shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by Blackbaud in its sole discretion, which determinations shall be final and binding on all parties. Blackbaud reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Blackbaud, be unlawful. Blackbaud also reserves the absolute right to waive with respect to all stockholders any of the conditions of the tender offer and to waive any defect or irregularity in the tender of any particular shares, and Blackbaud’s interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Blackbaud shall determine. None of Blackbaud, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.
      11. Questions and Requests for Assistance and Additional Copies. Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth below. You may also contact the Dealer Manager or your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.
The Information Agent for the tender offer is:
1275 Valley Brook Avenue
Lyndhurst, New Jersey 07071
Bank and Brokers Call: (201) 460-1200
All Others Call: (800) 548-5210

      12. Tax Identification Number and Backup Withholding. U.S. federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or such stockholder’s assignee, in either case, referred to as the “payee,” provide the Depositary with such payee’s correct taxpayer identification number, which, in the case of a payee who is an individual, is such payee’s social security number. If the Depositary is not provided with the correct taxpayer identification number or an adequate basis for an exemption, such payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% of the gross proceeds received pursuant to the tender offer. If withholding results in an overpayment of taxes, a refund may be obtained. To prevent backup withholding, each payee must provide the Depositary with a correct taxpayer identification number by completing the Substitute Form W-9 included herewith, and certify, under penalties of perjury, that such taxpayer identification number is correct (or that such payee is awaiting a taxpayer identification number), that such stockholder is not subject to backup withholding of federal income tax, and that such stockholder is a U.S. person. If the payee does not have a taxpayer identification number, such payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a taxpayer identification number, (ii) write “Applied For” in the space provided in Part 1 of the Substitute Form W-9 and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If the payee does not provide such payee’s taxpayer identification number to the Depositary, backup withholding will apply and will reduce the net amount paid to the selling stockholder. Note that writing “Applied For” on the Substitute Form W-9 means that the payee has already applied for a taxpayer identification number or that such payee intends to apply for one in the near future. If shares are held in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 Guidelines for information on which taxpayer identification number to report. Exempt payees, including, among others, all corporations and certain foreign individuals, are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should check the exempt payee box in Part 2 of Substitute Form W-9, and should sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as an exempt payee, such person must submit a completed IRS Form W-8BEN or a Substitute Form W-8 (or similar form), signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Depositary.
      13. Withholding on Foreign Holder. The following discussion applies to any “foreign stockholder,” that is, a stockholder that, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, a foreign estate or a foreign trust. A foreign stockholder who has provided a completed IRS Form W-8BEN or a Substitute Form W-8 (or similar form) to the Depositary will not be subject to backup withholding. However, foreign stockholders generally are subject to withholding under Internal Revenue Code sections 1441 or 1442 at a rate of 30% of the gross payments received by such foreign stockholders which are subject to dividend treatment. If a stockholder’s address is outside the United States, and if the Depositary has not received a Substitute Form W-9, the Depositary will assume that the stockholder is a foreign stockholder. The general 30% withholding rate may be reduced under a tax treaty, if appropriate certification (Form W-8BEN) is furnished to the Depositary. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets those tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due. Foreign stockholders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding and the refund procedure.
      14. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate representing shares has been lost, stolen, destroyed or mutilated, the stockholder should notify Wachovia Bank, N.A., the transfer agent for the shares, of that fact by calling Wachovia Bank, N.A. at (800) 829-8432 and asking for instructions on obtaining a replacement certificate(s). Wachovia Bank, N.A. will require you to complete an affidavit of loss and return it to Wachovia Bank, N.A. Such stockholder will then be instructed by Wachovia Bank, N.A. as to the steps that must be taken in order to replace the certificate. A bond may be required to be posted by the stockholder to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.
      Important: this Letter of Transmittal or a manually signed photocopy of it (together with certificate(s) for shares or confirmation of book-entry transfer and all other required documents) or, if applicable, the Notice of Guaranteed Delivery must be received by the Depositary before the expiration date.

PAYER’S NAME: WACHOVIA BANK, N.A.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	Social Security Number OR Employer Identification Number

Part 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding.

Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part 3 — CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.
	SIGNATURE _______________________	DATE ___________________, 2005

NOTE:	FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN
IN THE SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld until I provide a taxpayer identification number.
Signature ______________________________  Date _______________

      Any questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and related materials may be directed to the Information Agent at its address and telephone number set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the tender offer.
The Information Agent for the tender offer is:
1275 Valley Brook Avenue
Lyndhurst, New Jersey 07071
Bank and Brokers Call: (201) 460-1200
All Others Call Toll Free: (800) 548-5210
The Dealer Manager for the tender offer is:
J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10172
(212) 622-2624 (Call Collect)
(866) 262-0777 (Call Toll Free)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
      Guidelines for Determining the Proper Identification Number to Give the Payer. — Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the name and SOCIAL SECURITY number of —

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account.(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)
6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —

8.	Corporate or LLC electing corporate status on Form 8837	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Show the individual name of the owner. Either the social security number or employer identification number may be furnished.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.
To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “applied for” in the space provided for the taxpayer identification number, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.
Payees and Payments Exempt from Backup Withholding
Set forth below is a list of payees that are exempt from backup withholding with respect to all or certain types of payments. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in items (1) through (13) and any person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is exempt. For payments subject to reporting under Sections 6041 and 6041A, the payees listed in items (1) through (7) are generally exempt. For barter exchange transactions and patronage dividends, the payees listed in items (1) through (5) are exempt.
(1) An organization exempt from tax under Section 501(a), an IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).
(2) The United States or any of its agencies or instrumentalities.
(3) A state, the District of Columbia, a possession of the United States, or any or their subdivisions or instrumentalities.
(4) A foreign government or any if its political subdivisions, agencies or instrumentalities.
(5) An international organization or any of its agencies or instrumentalities.
(6) A corporation.
(7) A foreign central bank of issue.
(8) A dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all times under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under Section 584(a).
(13) A financial institution.
(14) A middleman known in the investment community as a nominee or custodian.
(15) A trust exempt from tax under Section 664 or described in Section 4947.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.
Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.
Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE EXEMPT PAYEE BOX AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE SERVICE FORM W-8BEN OR FORM W-8ECI, AS APPLICABLE.
Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations promulgated thereunder.
Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONSULT YOUR TAX ADVISER OR THE INTERNAL REVENUE SERVICE